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Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 2 TO CREDIT AGREEMENT

        AMENDMENT NO. 2 (the "Amendment") dated as of September 26, 2003 to the Credit Agreement dated as of November 12, 1999 and amended and restated as of August 9, 2002 (as amended, the "Credit Agreement"), among GEORGIA GULF CORPORATION (the "Company"), the ELIGIBLE SUBSIDIARIES party thereto, the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Company and the Lenders wish to amend the leverage ratio covenant, increase term loan pricing and make certain other changes affecting the calculation of the interest coverage ratio and the Company's ability to engage in permitted receivables transactions, all as more fully set forth below;

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

        Section 2. Amendment of Section 1.01. (a) Clause (a) of the definition of "Applicable Rate" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

  (a)
  with respect to any ABR Loan or Eurodollar Loan that is a Tranche C Term Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based on the Leverage Ratio as of the most recent determination date:

Leverage Ratio	ABR Spread	Eurodollar Spread
Category 1 less than 3.5:1	1.25%	2.25%
Category 2 equal to or greater than 3.5:1 and less than 4.0:1	1.50%	2.50%
Category 3 equal to or greater than 4.0:1 and less than 5.0:1	1.75%	2.75%
Category 4 equal to or greater than 5.0:1	2.00%	3.00%
  (b)
  The definition of "Consolidated Cash Interest Expense" in Section 1.01 of the Credit Agreement is amended to add, after "Subordinated Debt Documents", "and any premiums paid in connection with the redemption of Subordinated Debt".

  (c)
  The definition of "Permitted Receivables Transaction" in Section 1.01 of the Credit Agreement is amended to delete "(i) amounts received in connection with the sale or other transfer of such accounts receivable would not under GAAP be accounted for as liabilities on a consolidated balance sheet of the Company, and (ii)", and to replace "$75,000,000" with "$100,000,000".

        Section 3. Amendment of Section 6.15.    The chart set forth in Section 6.15 of the Credit Agreement is amended to read in its entirety as follows:

Period	Ratio
7/1/03—9/30/03	4.75:1
10/1/03—12/31/03	5.25:1
1/1/04—3/31/04	5.75:1
4/1/04—6/30/04	5:25:1
7/1/04—9/30/04	4.75:1
10/1/04—12/31/04	4.25:1
Thereafter	3.50:1

        Section 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 4.02 on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

        Section 5. No Third-Party Beneficiaries. This Amendment, including without limitation the limitation on the exercise of certain remedies set forth in Section 3, is not intended for the benefit of, or to permit enforcement by, any party not party to this Amendment.

        Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        Section 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when the Administrative Agent shall have received from (i) the Company for the account of each Lender which has delivered a signed counterpart hereof to the Administrative Agent on or before September 22, 2003, an amendment fee equal to .10% of the sum of such Lender's Revolving Exposure, outstanding Term Loans and unused Commitments on September 26, 2003 (after giving effect to any Term Loan repayments or Commitment reductions on such date), and (ii) each of the Company and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GEORGIA GULF CORPORATION
By:
Name: Title:
GEORGIA GULF CHEMICALS & VINYLS, LLC
By:

Name: Title:
GEORGIA GULF LAKE CHARLES, LLC
By:
Name: Title:

JPMORGAN CHASE BANK
By:
Name: Title:
AIM FLOATING RATE FUND
By:
Name: Title:
AMMC CDO I, Limited
By:
Name: Title:
AMMC CDO II, Limited
By:
Name: Title:
ADDISON CDO, LIMITED
By:
Name: Title:
AERIES II FINANCE LTD.
By:
Name: Title:
AMARA—1 FINANCE LTD.
By:
Name: Title:
AMARA—2 FINANCE LTD.
By:
Name: Title:
ARCHIMEDES FUNDING III, LTD.
By:
Name: Title:
ARCHIMEDES FUNDING IV, LTD.
By:
Name: Title:
ATHENA CDO, LIMITED
By:
Name: Title:
AVALON CAPITAL LTD.
By:
Name: Title:

AVALON CAPITAL LTD. II
By:
Name: Title:
BANK OF AMERICA, N.A.
By:
Name: Title:
THE BANK OF NEW YORK
By:
Name: Title:
THE BANK OF NOVA SCOTIA
By:
Name: Title:
BANK OF TOKYO-MITSUBISHI TRUST COMPANY
By:
Name: Title:
BIG SKY SENIOR LOAN FUND, LTD.
By:
Name: Title:
BILL & MELINDA GATES FOUNDATION
By:	David L. Babson & Company Inc., as Investment Adviser
By:
Name: Title:
BRYN MAWR CLO, LTD.
By:
Name: Title:
C-SQUARED CDO LTD.
By:
Name: Title:
CIT GROUP EQUIPMENT FINANCING INC.
By:
Name: Title:
CAPTIVA III FINANCE, LTD.
By:
Name: Title:

CAPTIVA IV FINANCE LTD.
By:
Name: Title:
CARLYLE HIGH YIELD PARTNERS, L.P
By:
Name: Title:
CASTLE HILL I—INGOTS, LTD.
By:
Name: Title:
CASTLE HILL II—INGOTS, LTD.
By:
Name: Title:
CATALINA CDO LTD.
By:
Name: Title:
CERES II FINANCE LTD.
By:
Name: Title:
CHANCELLORTRITON CBO, LIMITED
By:
Name: Title:
CHARTER VIEW PORTFOLIO
By:
Name: Title:
CITADELL HILL 2000 LTD.
By:
Name: Title:
COLUMBUS LOAN FUNDING, LTD.
By:
Name: Title:

CONSTANTINUS
By:	Eaton Vance CDO V, Ltd., as Investment Advisor
By:
Name: Title:
David L. Babson & Company Inc.
 In its individual capacity and as Collateral Manager on behalf of the investment funds under its management as listed below.
* ELC (Cayman) Ltd. 2000-I
* APEX (IDM) CDO I, Ltd.
* TRYON CLO Ltd. 2000-1
By:
Name: Title:
DELANO COMPANY
By:
Name: Title:
DIVERSIFIED CREDIT PORTFOLIO LTD
By:
Name: Title:
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Adviser
By:
Name: Title:
EATON VANCE CDO IV, LTD.
By:	Eaton Vance Management as Investment Adviser
By:
Name: Title:
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:
Name: Title:
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:
Name: Title:
EATON VANCE VT FLOATING—RATE INCOME
By:
Name: Title:

FIDELITY ADVISOR SERIES II HIF
By:
Name: Title:
GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name: Title:
GRAYSON & CO
By:	Boston Management and Research as Investment Advisor
By:
Name: Title:
HARBOUR TOWN FUNDING LLC
By:
Name: Title:
IKB DEUTCHE INDUSTRIBANK
By:
Name: Title:
INVESCO EUROPEAN COD I S. A..
By:
Name: Title:
JISSEKIKUN FUNDING, LTD.
By:
Name: Title:
JUPITER LOAN FUNDING LLC
By:
Name: Title:
KZH CRESCENT 2 LLC
By:
Name: Title:
KZH CRESCENT 3 LLC
By:
Name: Title:
KZH CRESCENT LLC
By:
Name: Title:

LONG LANE MASTER TRUST IV
By:
Name: Title:
MAPLEWOOD (CAYMAN) LIMITED
By:	David I. Babson & Company under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager.
By:
Name: Title:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc. as Investment Adviser
By:
Name: Title:
METROPOLITAN LIFE INSURANCE CO.
By:
Name: Title:
MITSUBISHI TRUST & BANKING CORPORATION
By:
Name: Title:
MIZUHO CORPORATE BANK, LTD.
By:
Name: Title:
MONUMENT CAPITAL LTD., AS ASSIGNEE
By:	Alliance Capital Management L. P., as Investment Manager
By:	Alliance Capital Management Corporation, as General Partner
By:
Name: Title:
MOUNTAIN CAPITAL CLO II LTD.
By:
Name: Title:
NEW ALLIANCE GLOBAL CDO, LIMITED
By:	Alliance Capital Management L. P., as Sub-advisor
By:	Alliance Capital Management Corporation, as General Partner
By:
Name: Title:

NORSE CBO, LTD.
By:
Name: Title:
OAK HILL CREDIT PARTNERS I, LIMITED
By:	Oak Hill CLO Management I, LLC as Investment Manager
By:
Name: Title:
OAK HILL CREDIT PARTNERS II, LIMITED
By:	Oak Hill CLO Management II, LLC as Investment Manager
By:
Name: Title:
OASIS COLLATER. HIGH INCOME PORT.-1
By:
Name: Title:
OLYMPIC FUNDING TRUST SERIES 1999-1
By:
Name: Title:
OXFORD STRATEGIC INCOME FUND
By:	Eaton Vance Management as Investment Advisor
By:
Name: Title:
ROSEMONT CLO, LTD.
By:
Name: Title:
ROYALTON COMPANY
By:
Name: Title:
SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, AS TERM LENDER
By:
Name: Title:
SEQUILS I, LTD.
By:
Name: Title:

SEQUILS IV, LTD.
By:
Name: Title:
SEQUILS-CUMBERLAND I, LTD.
By:
Name: Title:
SEQUILS-LIBERTY, LTD.
By:
Name: Title:
SEQUILS-MAGNUM, LTD.
By:
Name: Title:
SAN JOAQUIN CDO I LIMITED
By:
Name: Title:
SARATOGA CLO I, LIMITED
By:
Name: Title:
SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:
Name: Title:
SIMSBURY CLO, LIMITED
By:	David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager
By:
Name: Title:
STANWICH LOAN FUNDING LLC
By:
Name: Title:
SUFFIELD CLO, LIMITED
By:	David L. Babson & Company Inc. as Collateral Manager
By:
Name: Title:

SUNTRUST BANKS ATLANTA
By:
Name: Title:
TCW SELECT LOAN FUND, LIMITED
By:
Name: Title:
THE TRAVELERS INSURANCE COMPANY
By:
Name: Title:
TORONTO DOMINION (NEW YORK), INC.
By:
Name: Title:
TRAVELERS CORPORATION
By:
Name: Title:
TRYON CLO LTD. 2000-1
By:
Name: Title:
WACHOVIA BANK, N.A.
By:
Name: Title:
WASHINGTON MUTUAL BANK
By:
Name: Title:
WINGED FOOT FUNDING TRUST
By:
Name: Title:
WRIGLEY CDO, LTD.
By:
Name: Title:

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AMENDMENT NO. 2 TO CREDIT AGREEMENT
W I T N E S S E T H